                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2009
                                                           ------------

                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                      0-18279                 52-1652138
         --------                     ---------                ----------
(State or other Jurisdiction of      (Commission              (IRS Employer
incorporation or organization)       File Number)           Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
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                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
              ---------------------------------------------

         On June 3, 2009, Tri-County Financial Corporation (the "Company"), the holding company for Community Bank of Tri-County, disseminated a letter to shareholders that reported the Company's results of operations and financial condition for the three months ended March 31, 2009 and the status of a branch renovation.

         A copy of the letter to shareholders is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (a)   Financial Statements of Businesses Acquired: Not applicable

        (b)   Pro Forma Financial Information:  Not applicable

        (c)   Shell Company Transactions:  Not applicable

        (d)   Exhibits

              Number        Description
              ------        -----------

              99.1          Letter to Shareholders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 3, 2009                By: /s/ Michael L. Middleton
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                                       Michael L. Middleton
                                       President and Chief Executive Officer